UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 14, 2006
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                 000-27127                  04-3332534
--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)


                     20 Second Avenue, Burlington, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

On Tuesday, November 14, 2006, iBasis, Inc. (the "Registrant") issued a press release regarding selected results for the third quarter ended September 30, 2006. A copy of this press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 is furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 3.01. Notice of delisting or failure to satisfy a continued listing rule or standard; transfer of listing.

On November 13, 2006, the Company received a Staff Determination letter from NASDAQ indicating that, due to its noncompliance with NASDAQ's requirements for continued listing for failure to make on a timely basis all required filings with the SEC, its common stock will be delisted unless the Company requests a hearing in accordance with NASDAQ rules. As previously announced, the Company was unable to file its quarterly report on Form 10-Q for the quarter ended September 30, 2006 by the required filing date of November 9, 2006 pending completion of its review of the additional non-cash stock-based compensation charges and tax consequences of the Company's historical stock option granting practices. The Company intends to request a hearing before the NASDAQ Listing Qualifications Panel to review the Staff Determination. Under NASDAQ rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the Listing Qualification Panel.


Item 9.01.   Financial Statements and Exhibits.

       (d)     Exhibits.

               Exhibit
               Number            Description
               ------            -----------

               Exhibit 99.1      Press Release, dated November 14, 2006

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2006         iBasis, Inc.

                                By: /s/ Richard G. Tennant
                                    ------------------------------------------
                                    Richard G. Tennant
                                    Senior Vice President, Finance and
                                    Administration And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)